UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

GENERATION NEXT FRANCHISE BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-177305	45-2511250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Financial Court, Suite 100, Diego, California 92117

(Address of Principal Executive Offices)

858-210-4200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 9, 2018, Steven Finley informed Generation Next Franchise Brands, Inc. (the “Company”) of his intention to resign from the Company’s Board of Directors (the “Board”) effective February 9, 2018. Mr. Finley’s resignation is due to employment restrictions established by his current employer, Morgan Stanley and not as a result of any disagreement between himself and the Company, its management, board of directors or any committee of the Board.

The Board has not yet determined whether or who to name as a new director to replace Mr. Finley on the Board.

Item 7.01 Regulation FD Disclosure.

The Company is releasing a six-month historical and projected growth rate to selected media outlets. A copy of the projection being released is being furnished herewith as Exhibit 99.2. The Company may use the projections from time-to-time in conversations with analysts, investors and others.

The presentation is furnished by the Company pursuant to Item 7.01 of Form 8-K and will not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make from time to time, by press release or otherwise. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Resignation Letter, dated February 9, 2018.
99.2	Financial Data, dated February 9, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Next Franchise Brands, Inc.

Date: February 9, 2018	By:	/s/ Arthur Budman
Arthur Budman
Chief Executive Officer and Chief Financial Officer

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